united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/16

ITEM 1. REPORTS TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JAG Large Cap Growth Fund

March 31, 2016

JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

March 31, 2016

Semi-Annual Shareholder Letter

Dear Shareholder:

Your Fund ended the first quarter of 2016 with modestly negative returns, leaving our year-to-date performance and trailing six month returns behind those of the Russell 1000 Growth and S&P 500 Index.

Risk assets suffered a sharp correction during the first six weeks of the New Year, before staging a strong rally into quarter-end. The initial selling blizzard was kicked off by truly awful price action in commodities, assisted by consternation over softening corporate earnings estimates, frightening price declines in global bank shares, a smattering of disappointing economic data points, and confusion over the Fed’s stance on rate hikes. The result was classic “risk off” trading action, characterized by wider credit spreads and generally lower stock prices. After commodity prices put in at least a short-term bottom on February 11, markets rallied in what we think was a combination of short-covering and bargain-hunting. The resulting bull run allowed the S&P 500 to erase an 11% correction to end the quarter roughly flat on the year.

After “threading the needle” to generate competitive returns compared to the broader market in 2015, our Fund has faced some tough sledding so far in 2016. We believe our portfolio’s short-term performance has suffered from an inflection point in investor sentiment. Often, when fear levels rise and volatility spikes, faster-growing companies tend to see greater multiple compression compared to shares of companies with “slow but steady” growth rates. With this in mind, we note that Telecommunications Services, Utilities, and Consumer Staples were the three best-performing sectors of the market during the market’s correction in early 2016. Each of these groups are characterized by a tendency to deliver slow but steady revenue and earnings growth. We did not have enough portfolio exposure to participate fully in these sectors, as our investment discipline makes it nearly impossible for us to justify paying 20-25x earnings for single-digit earnings growth rates. Almost always, we prefer to own faster-growing companies trading at reasonable prices over owning slow-growing companies that trade at exorbitant valuations. This preference costs us relative returns during market environments similar to what we are facing so far in 2016, but long experience makes us confident it will pay off in the fullness of time.

To wit, we remain overweight Technology and Consumer Discretionary stocks, as we believe they offer an attractive combination of growth, fundamental strength, and reasonable valuations. Notably, we have increased our exposure to leading Industrials and Materials stocks and are now moderately overweight each of these sectors. We see signs of improvement in a number of these more cyclical end markets, forward earnings estimates are turning up, and valuations are quite attractive. On the other hand, we have lightened our exposure to Health Care and biotechnology stocks, as this group now appears to face a variety of political and fundamental headwinds related to drug pricing.

There are no sure things in securities markets, but we can say with a high degree of confidence that earnings results for 1q 2016 will be uninspiring. According to Standard & Poor’s, the current quarterly bottom-up earnings estimate

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4320-NLD-4/28/2016

for the S&P 500 stands at $25.94. If this proves to be accurate, 1q 2016’s results will represent a year-over-year decline of over 7%. From a sector-level perspective, the big culprits for these poor earnings results are the Energy sector (-100% year-over-year earnings growth!), Materials (-19%), and Financials (-6.8%).

S&P 500 earnings expectations have been trending lower for more than a year, so the markets have likely already digested this bad news. Much more important will be the path of earnings growth over the coming year. On that score, there are signs of improvement. Forward 4-quarter earnings estimates have begun to firm up, to a recent forward estimate of $124.78. This would imply the S&P 500 currently trades at roughly 16.5x forward estimated earnings, which in turn equates to an earnings yield of 6.1%. By these measures, stocks are best described as reasonably valued rather than cheap. Of course, to the extent that interest rates remain low, there is probably room for valuations to expand further, especially if this quarter proves to be the trough in the earnings cycle.

Commodity prices seem to have found their footing, with oil prices recently rebounding to the $40/barrel range. This should help support future earnings results for Energy and Materials companies, which have declined precipitously. On a separate but related note, inflation seems to be picking up, with the Core Personal Consumption Expenditures (PCE) Index moving up to 1.68%, which is the highest since February 2013. We think this is important, as it was not very long ago at all that markets were spooked by the specter of outright deflation. To the extent that commodity prices continue to firm, investor fears of a deflationary spiral are likely to abate. This would likely provide support for risk assets like common stocks.

As many investors are aware, market leadership in 2015 was somewhat narrow, with a disproportionate share of the gains concentrated in a relatively small number of growth stocks. However, since stocks bottomed in mid-February, we have been pleasantly surprised by broadening participation within the major market sectors. We note that after almost two years of generally dreadful price performance, the Energy, Materials, and Industrial sector shares have been participating fully and have bounced strongly off of the February bottom. Since sustainable bull moves are most often built upon a solid foundation of broad sector participation, we think the stock market outlook has actually gotten brighter, especially compared with this time last year.

All of us at JAG wish you a happy, healthy, and prosperous spring and summer.

Best regards,

Norman B. Conley III	Daniel J. Ferry, Jr.
Portfolio Manager	Portfolio Manager

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	4320-NLD-4/28/2016

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2016

The Fund’s performance figures* for each of the periods ended March 31, 2016, compared to its benchmark:

			3 Year Return	Since Inception(a)
	6 Month Return	1 Year Return	(Annualized)	(Annualized)
Class A	0.70%	(4.44)%	10.64%	12.47%
Class A with 5.75% load	(5.09)%	(9.94)%	8.49%	10.93%
Class C	0.37%	(5.15)%	9.82%	11.61%
Class I	0.90%	(4.15)%	10.94%	12.75%
Russell 1000 Growth Total Return Index(b)	8.11%	2.52%	13.61%	15.61%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50%, 2.25%, and 1.25% of the Fund’s average daily net assets through January 31, 2017, for Class A, Class C and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 1.77%, 2.52%, and 1.52% for the JAG Large Cap Growth Fund’s Class A, Class C, and Class I shares, per the latest prospectus, respectively. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(b)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Top 10 Holdings by Industry	% of Net Assets
Software	14.7%
Internet	10.2%
Retail	9.6%
Diversified Financial Services	7.3%
Miscellaneous Manufacturing	6.2%
Healthcare-Products	6.2%
Semiconductors	5.7%
Telecommunications	4.9%
Building Materials	4.2%
Pharmaceuticals	3.8%
Other / Cash & Cash Equivalents	27.2%
100.0%

Please refer to the Schedule of Investments in this semi-annual report for a detailed analysis of the Fund’s Holdings.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2016

Shares		Value

	COMMON STOCKS - 98.8%
	APPAREL - 2.1%
12,164	Under Armour, Inc. - Cl. A *	$1,031,872

	BIOTECHNOLOGY - 1.5%
4,505	Illumina, Inc. *	730,306

	BUILDING MATERIALS - 4.2%
8,306	Martin Marietta Materials, Inc.	1,324,890
15,400	Owens Corning	728,112
		2,053,002
	CHEMICALS - 1.6%
11,910	Albemarle Corp.	761,406

	COMMERCIAL SERVICES - 3.4%
31,776	Nielsen Holdings PLC	1,673,324

	COMPUTERS - 1.6%
7,285	Apple, Inc.	793,992

	DISTRIBUTION/WHOLESALE - 2.0%
20,035	Fastenal Co.	981,715

	DIVERSIFIED FINANCIAL SERVICES - 7.3%
6,730	Intercontinental Exchange, Inc.	1,582,492
11,236	MasterCard, Inc.	1,061,802
12,520	Visa, Inc.	957,530
		3,601,824
	FOOD - 2.9%
19,009	Kroger Co.	727,094
5,410	JM Smucker Co.	702,434
		1,429,528
	HEALTHCARE-PRODUCTS - 6.2%
15,100	Edwards Lifesciences Corp. *	1,331,971
2,858	Intuitive Surgical, Inc. *	1,717,801
		3,049,772
	HOME BUILDERS - 2.9%
47,370	DR Horton, Inc.	1,431,995

	INSURANCE - 3.5%
1,953	Markel Corp. *	1,741,236

	INTERNET - 10.2%
1,530	Alphabet, Inc. *	1,167,237
3,175	Amazon.com, Inc. *	1,884,807
17,113	Facebook, Inc. *	1,952,593
		5,004,637

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
March 31, 2016

Shares		Value

	MEDIA - 3.0%
14,675	Walt Disney Co.	$1,457,374

	MISCELLANEOUS MANUFACTURING - 6.2%
25,435	Eaton Corp PLC	1,591,214
23,545	Ingersoll-Rand PLC	1,460,025
		3,051,239
	PHARMACEUTICALS - 3.8%
3,432	Allergan plc *	919,879
23,645	Baxalta, Inc.	955,258
		1,875,137
	RETAIL - 9.6%
1,325	Chipotle Mexican Grill, Inc. *	624,035
20,205	Darden Restaurants, Inc.	1,339,592
16,313	Starbucks Corp.	973,886
9,805	TJX Cos, Inc.	768,222
11,215	Tractor Supply Co.	1,014,509
		4,720,244
	SEMICONDUCTORS - 5.7%
35,375	Applied Materials, Inc.	749,243
57,065	NVIDIA Corp.	2,033,226
		2,782,469
	SOFTWARE - 14.7%
56,286	Activision Blizzard, Inc.	1,904,718
24,725	Electronic Arts, Inc. *	1,634,570
26,180	Microsoft Corp.	1,445,921
29,945	salesforce.com, inc. *	2,210,839
		7,196,048
	TELECOMMUNICATIONS - 4.9%
33,696	Level 3 Communications, Inc. *	1,780,834
3,669	Palo Alto Networks, Inc. *	598,561
		2,379,395
	TRANSPORTATION - 1.5%
9,115	Norfolk Southern Corp.	758,824

	TOTAL COMMON STOCKS (Cost $45,317,980)	48,505,339

	SHORT-TERM INVESTMENTS - 1.5%
741,435	Federated Treasury Obligations Fund Institutional Shares, 0.17% ** (Cost $ 741,435)	741,435

	TOTAL INVESTMENTS - 100.3% (Cost $46,059,415) (a)	$49,246,774
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(141,120)
	TOTAL NET ASSETS - 100.0%	$49,105,654

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2016

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $46,062,287 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,779,617
Unrealized depreciation	(595,130)
Net unrealized appreciation	$3,184,487

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2016

ASSETS
Investment securities:
At cost	$46,059,415
At value	$49,246,774
Dividends and interest receivable	21,026
Receivable for securities sold	632,602
Prepaid expenses and other assets	15,957
TOTAL ASSETS	49,916,359

LIABILITIES
Payable for investments purchased	731,359
Distribution (12b-1) fees payable	24,333
Investment manager fees payable	30,859
Fees payable to other affiliates	1,492
Accrued expenses and other liabilities	22,662
TOTAL LIABILITIES	810,705
NET ASSETS	$49,105,654

Composition of Net Assets:
Paid in capital	$44,990,604
Accumulated net investment loss	(300,303)
Accumulated net realized gain from investment transactions	1,227,994
Net unrealized appreciation of investments	3,187,359
NET ASSETS	$49,105,654

Net Asset Value Per Share:
Class A Shares:
Net Assets	$8,178,032
Shares of beneficial interest outstanding (a)	563,470
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$14.51
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$15.40

Class C Shares:
Net Assets	$24,628
Shares of beneficial interest outstanding (a)	1,760
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$13.99

Class I Shares:
Net Assets	$40,902,994
Shares of beneficial interest outstanding (a)	2,786,780
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$14.68

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2016

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $371)	$193,646
Interest	505
TOTAL INVESTMENT INCOME	194,151

EXPENSES
Investment management fees	250,276
Distribution (12b-1) fees:
Class A	11,239
Class C	128
Administration fees	55,338
MFund service fees	27,299
Professional fees	10,091
Compliance officer fees	8,079
Registration fees	4,575
Printing and postage expenses	3,252
Non 12b-1 shareholder servicing fees	3,154
Trustees fees and expenses	2,961
Custodian fees	2,479
Insurance expense	732
TOTAL EXPENSES	379,603

Less: Fees waived by the Manager	(55,083)
NET EXPENSES	324,520

NET INVESTMENT LOSS	(130,369)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investments	2,006,245
Net change in unrealized depreciation on:
Investments	(1,522,863)

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	483,382

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$353,013

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended	For the
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015
FROM OPERATIONS
Net investment loss	$(130,369)	$(206,741)
Net realized gain from investments	2,006,245	1,629,754
Net change in unrealized depreciation on investments	(1,522,863)	(463,172)
Net increase in net assets resulting from operations	353,013	959,841

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(421,404)	(685,715)
Class C	(1,192)	(2,972)
Class I	(1,856,722)	(1,369,036)
Net decrease in net assets from distributions to shareholders	(2,279,318)	(2,057,723)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	577,455	1,793,852
Class C	—	30,000
Class I	9,154,244	19,655,951
Net asset value of shares issued in reinvestment of distributions:
Class A	353,522	568,695
Class C	1,076	2,499
Class I	856,243	1,187,703
Payments for shares redeemed:
Class A	(1,800,098)	(2,108,287)
Class C	(1,125)	(15,405)
Class I	(1,677,851)	(2,914,442)
Net increase in net assets from shares of beneficial interest	7,463,466	18,200,566

TOTAL INCREASE IN NET ASSETS	5,537,161	17,102,684

NET ASSETS
Beginning of Period	43,568,493	26,465,809
End of Period *	$49,105,654	$43,568,493
*Includes accumulated net investment loss of:	$(300,303)	$(169,934)

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months Ended	For the
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015
SHARE ACTIVITY
Class A:
Shares Sold	41,125	113,275
Shares Reinvested	23,273	37,463
Shares Redeemed	(126,483)	(133,911)
Net increase (decrease) in shares of beneficial interest outstanding	(62,085)	16,827

Class C:
Shares Sold	—	2,025
Shares Reinvested	73	169
Shares Redeemed	(81)	(993)
Net increase (decrease) in shares of beneficial interest outstanding	(8)	1,201

Class I:
Shares Sold	599,267	1,267,219
Shares Reinvested	55,781	77,627
Shares Redeemed	(113,010)	(191,645)
Net increase in shares of beneficial interest outstanding	542,038	1,153,201

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2016		September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2015	2014	2013	2012 (1)
Net asset value, beginning of period	$15.06		$15.50	$13.84	$11.74	$10.00

Income (loss) from investment operations:
Net investment loss (6)	(0.06)		(0.14)	(0.14)	(0.10)	(0.08)
Net realized and unrealized gain on investments	0.20		0.88	1.95	2.21	1.82
Total from investment operations	0.14		0.74	1.81	2.11	1.74

Less distributions from:
Net realized gains	(0.69)		(1.18)	(0.15)	(0.01)	—
Total distributions	(0.69)		(1.18)	(0.15)	(0.01)	—

Net asset value, end of period	$14.51		$15.06	$15.50	$13.84	$11.74

Total return (2)	0.70	% (5)	4.68%	13.16%	18.01%	17.40	% (5)

Net assets, at end of period (000s)	$8,178		$9,419	$9,433	$7,946	$5,465

Ratio of gross expenses to average net assets (3)(7)	1.72	% (4)	1.77%	1.76%	1.94%	2.42	% (4)
Ratio of net expenses to average net assets (7)	1.50	% (4)	1.50%	1.50%	1.75%	1.75	% (4)
Ratio of net investment loss to average net assets (7)(8)	(0.74	%) (4)	(0.88%)	(0.91%)	(0.82%)	(0.86	%) (4)
Portfolio Turnover Rate	78	% (5)	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class C
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2016		September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2015	2014	2013	2012 (1)
Net asset value, beginning of period	$14.59		$15.16	$13.64	$11.66	$10.00

Income (loss) from investment operations:
Net investment loss (6)	(0.11)		(0.25)	(0.24)	(0.21)	(0.14)
Net realized and unrealized gain on investments	0.20		0.86	1.91	2.20	1.80
Total from investment operations	0.09		0.61	1.67	1.99	1.66

Less distributions from:
Net realized gains	(0.69)		(1.18)	(0.15)	(0.01)	—
Total distributions	(0.69)		(1.18)	(0.15)	(0.01)	—

Net asset value, end of period	$13.99		$14.59	$15.16	$13.64	$11.66

Total return (2)	0.37	% (5)	3.88%	12.32%	17.10%	16.60	% (5)

Net assets, at end of period (000s)	$25		$26	$9	$55	$10

Ratio of gross expenses to average net assets (3)(7)	2.47	% (4)	2.52%	2.51%	2.69%	3.17	% (4)
Ratio of net expenses to average net assets (7)	2.25	% (4)	2.25%	2.25%	2.50%	2.50	% (4)
Ratio of net investment loss to average net assets (7)(8)	(1.48	%) (4)	(1.63%)	(1.66%)	(1.65%)	(1.61	%) (4)
Portfolio Turnover Rate	78	% (5)	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I
	Six Months
	Ended		Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2016		September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2015	2014	2013	2012 (1)
Net asset value, beginning of period	$15.20		$15.60	$13.89	$11.75	$10.00

Income (loss) from investment operations:
Net investment loss (6)	(0.04)		(0.10)	(0.10)	(0.07)	(0.05)
Net realized and unrealized gain on investments	0.21		0.88	1.96	2.22	1.80
Total from investment operations	0.17		0.78	1.86	2.15	1.75

Less distributions from:
Net realized gains	(0.69)		(1.18)	(0.15)	(0.01)	—
Total distributions	(0.69)		(1.18)	(0.15)	(0.01)	—

Net asset value, end of period	$14.68		$15.20	$15.60	$13.89	$11.75

Total return (2)	0.90	% (5)	4.92%	13.47%	18.33%	17.50	% (5)

Net assets, at end of period (000s)	$40,903		$34,123	$17,024	$14,056	$9,958

Ratio of gross expenses to average net assets (3)(7)	1.47	% (4)	1.52%	1.51%	1.69%	2.17	% (4)
Ratio of net expenses to average net assets (7)	1.25	% (4)	1.25%	1.25%	1.50%	1.50	% (4)
Ratio of net investment loss to average net assets (7)(8)	(0.47	%) (4)	(0.64%)	(0.66%)	(0.56%)	(0.61	%) (4)
Portfolio Turnover Rate	78	% (5)	94%	88%	78%	56	% (5)

(1)	The JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	Annualized.

(5)	Not annualized.

(6)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2016

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of forty-one series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund offers three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a)          Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of March 31, 2016:

Assets		Level 2	Level 3
		(Other Significant	(Other Significant
Security	Level 1	Observable	Unobservable
Classifications (a)	(Quoted Prices)	Inputs)	Inputs)	Totals
Common Stocks	$48,505,339	$—	$—	$48,505,339
Short-Term Investments	741,435	—	—	741,435
Total	$49,246,774	$—	$—	$49,246,774

(a)	As of and during the six months ended March 31, 2016, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers between Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting period. For a detailed break-out of Common Stocks by Industry classification, please refer to the Schedule of Investments.

b)          Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the six months ended March 31, 2016, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2016, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013, 2014 and 2015), or expected to be taken in the Fund’s 2016 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)          Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. The Fund distributes annually to shareholders.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

d)          Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e)          Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)          Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)          Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h)          Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the six months ended March 31, 2016, there were no CDSC fees paid.

(2)	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$44,058,589	$37,748,963

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

JAG Capital Management LLC (the “Manager”) acts as investment manager to the Fund pursuant to the terms of the Management Agreement. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the six months ended March 31, 2016, management fees of $250,276 were incurred by the Fund, before the waiver and reimbursement described below.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, Rule 12b-1 fees, brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.25% of the Fund’s average daily net assets through January 31, 2017. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Trustees. Without these waivers, the Fund’s total annual operating expenses would have been 1.77%, 2.52%, and 1.52% for the JAG Large Cap Growth Fund’s Class A, Class C, and Class I shares, per the latest prospectus, respectively.

For the six months ended March 31, 2016, the Manager waived Advisory Fees and/or reimbursed expenses in the amount of $55,083. As of March 31, 2016, the manager may recapture $34,078 before September 30, 2016, $43,440 before September 30, 2017 and $76,646 before September 30, 2018 subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the six months ended March 31, 2016, the Fund incurred $27,299 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC. acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $17,200 in brokerage commissions from the Fund for the six months ended March 31, 2016. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

The Independent Trustees are paid a quarterly retainer of $500 per Fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust and Variable Insurance Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

Certain Officers of the Fund are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. For the six months ended March 31, 2016, the Fund incurred $10,091 for such fees.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The Trust

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the six months ended March 31, 2016, J.A. Glynn & Co., an affiliated broker, received $844 in underwriter commissions from the sale of shares of the Fund.

(4)	TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended September 30, 2015 and September 30, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$184,384	$—
Long-Term Capital Gain	1,873,339	242,517
	$2,057,723	$242,517

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	Loss and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$1,503,939	$(169,934)	$—	$—	$4,707,350	$6,041,355

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $169,934.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses resulted in reclassification for the year ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(36,807)	$36,807	$—

(5)	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2016

(6)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

JAG LARGE CAP GROWTH FUND
EXPENSE EXAMPLES (Unaudited)
March 31, 2016

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/15	3/31/16	10/1/15 3/31/16	10/1/15 3/31/16
Class A	$1,000.00	$1,007.00	$7.53	1.50%
Class C	1,000.00	1,003.70	11.27	2.25
Class I	1,000.00	1,009.00	6.28	1.25

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/15	3/31/16	10/1/15 3/31/16	10/1/15 3/31/16
Class A	$1,000.00	$1,017.50	$7.57	1.50%
Class C	1,000.00	1,013.75	11.33	2.25
Class I	1,000.00	1,018.75	6.31	1.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized.

JAG Large Cap Growth Fund
Additional Information (Unaudited)
March 31, 2016

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

JAG Large Cap Growth Fund
Additional Information (Unaudited) (Continued)
March 31, 2016

Consideration and Renewal of Management Agreement JAG Capital Management, LLC with respect to JAG Large Cap Growth Fund

In connection with the regular meeting held on November 18 & 19, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a management agreement between the Trust and JAG Capital Management, LLC (“JAG”), with respect to JAG Large Cap Growth Fund (the “Fund”) (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by JAG (“JAG 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed the JAG 15(c) Response, which provided an overview of the services provided by JAG as well as information on the firm’s personnel and compliance program. The Trustees discussed the background and experience of the portfolio managers and other key personnel. The Trustees noted that JAG had employed a new Director of Research to aid in research and that the services team was otherwise consistent from last year. The Trustees noted that there had been no material compliance issues, litigation, or administrative actions brought against JAG over the past. The Trustees noted that an SEC exam of JAG’s records and operations had taken place in 2015 but that no material actions were brought against JAG as a result thereof. They further noted that FINRA conducted an exam of JAG in 2015 and that no exceptions were noted by FINRA. The CCO of the Trust stated that JAG’s compliance program is reasonably designed and that JAG has been highly responsive with regard to his inquiries. The Trustees concluded that they were pleased with the quality of services provided by JAG.

Performance. The Trustees reviewed the performance of the Fund over the last one year and since inception periods, and also reviewed the average performance of the advisor selected peer group, the Large Cap Growth Morningstar Category, and the advisor selected benchmarks. The Trustees noted favorably that the Fund outperformed each of those metrics for the one year period. The Trustees discussed the Fund’s underperformance for the since inception period as compared to the peer group, Morningstar category, and benchmarks, and noted that though the Fund’s performance lagged behind those metrics, its performance was still reasonably comparable. The Trustees also acknowledged the strength of the Fund’s performance for the since inception period as very strong and were pleased with the returns that JAG has been able to generate for shareholders. The Trustees noted that the strong SMA returns are further evidence of JAG’s propensity to generate strong results under this investment strategy. The Trustees concluded after further discussion that the Fund’s performance was reasonable.

Fees and Expenses. The Trustees noted JAG charges an advisory fee of 1.00% of average daily net assets before waiver and earned 0.74% after waivers. They further noted that the fee is higher than the averages, but within the high/low range of fees charged by the funds in the peer group and Morningstar category, before fee waiver, and lower than the averages after fee waiver. The Trustees further noted that the net expense ratio of the Fund is 1.25%, which is lower than the average for the peer group, nominally higher than the average of 1.23% for the Morningstar category average, and well within the high/low range for both. The Trustees concluded after further discussion that the advisory fee is reasonable.

Profitability. The Trustees considered JAG’s profitability in connection with its relationship with the Fund. The Trustees acknowledged that though JAG retained a significant percentage of JAG fees as profit, the actual dollar figure was modest. Moreover the Trustees noted JAG appeared to have used a conservative method for allocating costs compared to the actual effort applied to the money fund. They noted that an affiliated broker executes trades for the Fund. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from JAG’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Trustees considered whether JAG had achieved economies of scale with respect to the management of the Fund. The Trustees acknowledged that the Fund significantly increased its assets under management over

JAG Large Cap Growth Fund
Additional Information (Unaudited) (Continued)
March 31, 2016

the past year. The Trustees further acknowledged that JAG continues to waive a portion of its legitimately earned advisory fee under the Fund’s expense limitation agreement. The Trustees noted that break points have not been suggested at this time, but that the issue of break points should be revisited if Fund assets reach a level at which JAG can retain the entire advisory fee. The Trustees determined, after further discussion, that meaningful economies of scale have not been reached at this time and agreed that the matter of economies of scale would be revisited as Fund assets increase.

Conclusion. Having requested and received such information from JAG as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the JAG Large Cap Growth Fund and its shareholders.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holder. None.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi___________
Principal Executive Officer/President,
Date: June 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: June 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: June 7, 2016